UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 1, 2010

RJO GLOBAL TRUST
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-22887 (Commission File Number)	36-4113382 (IRS Employer Identification No.)

222 S Riverside Plaza
Suite 900
Chicago, IL 60606
(Address of Principal Executive Offices)

(312) 373-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.    Entry into a Material Definitive Agreement.

Effective October 1, 2010, RJO Global Trust (the “Trust”) entered into advisory agreements (each an “Agreement” and together the “Agreements”) with Dominion Capital Management Institutional Advisors, Inc. (“Dominion”) and Trigon Investment Advisors, LLC (“Trigon”) to engage Dominion and Trigon as commodity trading advisors to the Trust.  Pursuant to the Agreements, beginning on or about October 1, 2010, Dominion and Trigon will begin trading assets for the Trust in accordance with their “Sapphire” and “Discretionary Macro” programs, respectively.  The Trust will pay Dominion and Trigon an annual management fee of up to 2% of the net asset value of the Trust’s assets traded by each advisor, as well as an incentive fee of up to 20% of the new trading profit (as defined in each Agreement) generated by each advisor.  Any trading losses must be recovered before new trading profit can be earned.

Each Agreement has an initial term of one year, which, unless previously terminated, will automatically renew for additional one-year periods until terminated in accordance with the terms of each Agreement.  Dominion and Trigon may terminate their respective Agreement upon written notice sixty days’ prior to the expiration of any one-year period.  The Trust and R.J. O’Brien Fund Management, LLC (the “Managing Owner”) are entitled to terminate the Agreements at any month-end upon five days’ prior written notice to Dominion or Trigon or at any time upon the occurrence of certain events (as specified in each Agreement).  Dominion or Trigon are also entitled to terminate their respective Agreement at any time upon thirty days’ written notice to the Trust and Managing Owner if certain other events occur (as specified in each Agreement).

The Trust’s previous allocation and approximate reallocation of its assets effective October 1, 2010, is as follows:

Trading Advisor / Trading Program	Previous Allocation
Abraham Trading, L.P. (Trading Diversified)	16.66%
Global Advisors (Jersey) Limited (Commodity Systematic)	16.66%
John W. Henry & Company, Inc. (Diversified Plus)	16.66%
NuWave Investment Management, LLC (Combined Futures Portfolio (2x))	16.66%
Conquest Capital, LLC (Macro)	16.66%
Haar Capital Management, LLC (Discretionary Commodity Trading Program)	16.66%

Trading Advisor / Trading Program	New Allocation
Abraham Trading, L.P. (Trading Diversified)	16.66%
Global Advisors (Jersey) Limited (Commodity Systematic)	16.66%
John W. Henry & Company, Inc. (Diversified Plus)	8.33%
NuWave Investment Management, LLC (Combined Futures Portfolio (2x))	16.66%
Conquest Capital, LLC (Macro)	16.66%
Haar Capital Management, LLC (Discretionary Commodity Trading Program)	8.33%
Dominion Capital Management Institutional Advisors, Inc. (Sapphire)	8.33%
Trigon Investment Advisors, LLC (Discretionary Macro)	8.33%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RJO Global Trust
(Registrant)

Date: October 4, 2010

	By:	/s/ Annette A. Cazenave
Annette A. Cazenave
Senior Vice President
R.J. O’Brien Fund Management, LLC, Managing Owner